Financial Supplement NASDAQ: VMD Leading th e Healthcare Industry in Home Respiratory Care March 10, 2025 1 Fourth Quarter & Full Year 2024

Disclaimers Forward Looking Statements Certain statements contained in this Financial Supplement may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company's net revenue and Adjusted EBITDA guidance for 2025, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward- looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the we operate; significant capital requirements and operating risks that we may be subject to; our ability to implement business strategies and pursue business opportunities; volatility in the market price of our common shares; the state of the capital markets; the availability of funds and resources to pursue operations; inflation; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on our information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which we are exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by us; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, and claims resulting from such events or concerns, as well as other general economic, market and business conditions; and other factors beyond our control; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this Financial Supplement are made as of the date of this Financial Supplement and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law. This Financial Supplement contains non-GAAP financial guidance. There is no reliable or reasonably estimable comparable GAAP measure for the Company’s non-GAAP financial guidance because the Company is not able to reliably predict the impact of certain items that typically have one or more of the following characteristics: highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of future operating results. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods. As a result, reconciliation of the non-GAAP financial guidance to the most directly comparable GAAP measure is not available without unreasonable effort. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results. Non-GAAP and Other Financial Information This Financial Supplement refers to “Adjusted EBITDA”, which is a financial measure that is not prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. Management believes Adjusted EBITDA provides helpful information with respect to the Company’s operating performance as viewed by management, including a view of the Company’s business that is not dependent on the impact of the Company’s capitalization structure and items that are not part of the Company’s day-to-day operations. Management uses Adjusted EBITDA (i) to compare the Company’s operating performance on a consistent basis, (ii) to calculate incentive compensation for the Company’s employees, (iii) for planning purposes, including the preparation of the Company’s internal annual operating budget, and (iv) to evaluate the performance and effectiveness of the Company’s operational strategies. Accordingly, management believes that Adjusted EBITDA provides useful information in understanding and evaluating the Company’s operating performance in the same manner as management. Adjusted EBITDA is not a measurement of the Company’s financial performance under U.S. GAAP and should not be considered as an alternative to revenue or net income, as applicable, or any other performance measures derived in accordance with U.S. GAAP. Adjusted EBITDA has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of the Company’s operating results as reported under U.S. GAAP. Adjusted EBITDA does not reflect the impact of certain cash charges resulting from matters the Company considers not to be indicative of ongoing operations; and other companies in the Company’s industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure. In calculating Adjusted EBITDA, certain items (mostly non-cash) are excluded from net income including depreciation and amortization of capitalized assets, net interest expense (income), stock based compensation, transaction costs, impairment of assets, and taxes. This Financial Supplement refers to “Free Cash Flow” which is a non-GAAP financial measure that does not have a standardized meaning prescribed by U.S. GAAP. Free Cash Flow is defined as net cash provided by operating activities less cash paid for purchases of property and equipment, net of proceeds from sale of property & equipment. The Company's presentation of this financial measure may not be comparable to similarly titled measures used by other companies. The Company uses free cash flow, a non-GAAP financial measure, in its operational and financial decision-making. Management believes free cash flow is useful to investors as it is commonly used by analysts, investors, rating agencies, and other stakeholders to assess competitors and evaluate a company's ability to service its debt. However, free cash flow should not be viewed as a measure of liquidity or as an indicator of cash available for discretionary use, including business investments or meeting financial obligations. A reconciliation between GAAP and non-GAAP financial information is provided below. 2 VieMed Healthcare Inc. I Supplemental Presentation

Key Themes for Q4 2024 and FY 2024 3 We have increased the population we can serve for non-invasive ventilation, sleep, staffing, and other complementary services by diversifying our business and product mix through organic and inorganic growth. A significant underserved population still remains for our complex respiratory care services and fuels additional growth opportunities. • Organic growth led the way again with 20% revenue YOY growth in Q4 and 23% revenue growth in FY 2024 • Robust vent patient growth of 14% in 2024 • Q4 2024 revenue was at the high end of previous expectations, and annual 2024 revenue was a new Company record • Net income increased 27% YOY for Q4 and 11% for FY 2024, marking Viemed’s 8th consecutive year of positive net income • Adjusted EBITDA increased 10.9% YOY for Q4 and 18.7% for FY 2024 • Balance sheet and liquidity improved year-over-year while funding strong organic growth VieMed Healthcare Inc. I Supplemental Presentation

Financial and Operational Highlights

(expressed in thousands of U.S. Dollars, except operational information).

For the quarter ended:	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23
Financial Information:								
Revenue	$60,695	$58,004	$54,965	$50,593	$50,739	$49,402	$43,311	$39,556
Gross Profit	$36,138	$34,371	$32,892	$29,802	$32,111	$30,562	$26,106	$24,004
Gross Profit %	60%	59%	60%	59%	63%	62%	60%	61%
Net Income attributable to Viemed Healthcare, Inc.	$4,316	$3,878	$1,468	$1,603	$3,477	$2,919	$2,330	$1,517
Cash and Cash Equivalents (As of)	$17,540	$11,347	$8,807	$7,309	$12,839	$10,078	$10,224	$23,544
Total Assets (As of)	$177,069	$169,526	$163,947	$154,875	$154,895	$149,400	$149,117	$124,634
Adjusted EBITDA[1]	$14,242	$13,954	$12,813	$10,098	$12,845	$12,081	$9,810	$8,328
Operational Information:								
Vent Patients[2]	11,795	11,374	10,905	10,450	10,327	10,244	10,005	9,337
PAP Therapy Patients[3]	21,338	19,478	17,349	15,726	14,900	14,788	13,313	8,097
Sleep Resupply Patients[4]	24,478	22,143	20,185	18,904	18,902	18,544	12,572	7,279

[1] Refer to "Non-GAAP Reconciliations" in this presentation for definition of Adjusted EBITDA and a reconciliation to its most comparable GAAP measure.
[2] Vent Patients represents the number of active ventilator patients on recurring billing service at the end of each calendar quarter.
[3] PAP Therapy Patients represents the number of distinct patients billed for PAP therapy services during each calendar quarter.
[4] Sleep Resupply Patients represents the number of distinct patients who received supplies through our sleep resupply program during each calendar quarter.

VieMed Healthcare Inc. I Supplemental Presentation

VieMed

4

Ventilation 56% Sleep 16% Oxygen 11% Other 17% Service, Payor and Revenue Mix 5 Medicare 41% Medicaid /MCO 7% Medicare Advantage 21% Commercial 18% Other 13% Rental 77% Sales 23% SERVICE MIX FY 2024 PAYOR MIX FY 2024 REVENUE MIX FY 2024 VieMed Healthcare Inc. I Supplemental Presentation

Net Revenue Highlights 6 For the quarter ended 12/31/24 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 Rental Revenue (expressed in thousands of USD): Ventilators, non-invasive & invasive $33,173 $31,772 $30,445 $29,187 $29,077 $28,322 $25,712 $25,147 Other HME equipment rentals $13,047 $12,459 $12,211 $10,934 $11,871 $11,119 $8,419 $6,906 Sales & Service Revenue (expressed in thousands of USD): HME equipment and supply sales $8,940 $8,440 $7,378 $6,138 $6,486 $7,742 $6,778 $4,764 Service Revenues $5,535 $5,333 $4,931 $4,334 $3,305 $2,219 $2,402 $2,739 Total net revenue $60,695 $58,004 $54,965 $50,593 $50,739 $49,402 $43,311 $39,556 Rental Revenue (% of Total net revenue): Ventilators, non-invasive & invasive 54.7% 54.8% 55.4% 57.7% 57.3% 57.3% 59.4% 63.6% Other HME equipment rentals 21.5% 21.5% 22.2% 21.6% 23.4% 22.5% 19.5% 17.5% Sales & Service Revenue (% of Total net revenue): HME equipment and supply sales 14.7% 14.6% 13.4% 12.1% 12.8% 15.7% 15.6% 12.0% Service Revenues 9.1% 9.2% 9.0% 8.6% 6.5% 4.5% 5.5% 6.9% Total net revenue 100% 100% 100% 100% 100% 100% 100% 100% VieMed Healthcare Inc. I Supplemental Presentation

Free Cash Flow 7 For the year ended 12/31/24 12/31/23 12/31/22 Net cash provided by operating activities 39,089 45,212 27,748 Less: Purchase of property and equipment 37,771 26,093 22,898 Proceeds from sale of property and equipment (10,321) (2,588) (1,063) Net CAPEX 27,450 23,505 21,835 Free Cash Flow 11,639 21,707 5,913 Net Capex % of Net Revenue 12.2% 12.8% 15.7% VieMed Healthcare Inc. I Supplemental Presentation Free Cash Flow is a non-GAAP financial measure defined as net cash provided by operating activities less cash paid for purchases of property and equipment, net of proceeds from sale of property & equipment. Historically reported amounts of Free Cash Flow for the years ended December 31, 2023 and 2022 have been recast to include the effect of proceeds from the sale of property and equipment. This adjustment aligns the calculation with the Company’s current presentation methodology and more accurately reflects net cash flows for capital expenditures by accounting for inflows on asset dispositions. The Company's presentation of this financial measure may not be comparable to similarly titled measures used by other companies. The Company uses free cash flow, a non-GAAP financial measure, in its operational and financial decision-making. Management believes free cash flow is useful to investors as it is commonly used by analysts, investors, rating agencies, and other stakeholders to assess competitors and evaluate a company's ability to service its debt. However, free cash flow should not be viewed as a measure of liquidity or as an indicator of cash available for discretionary use, including business investments or meeting financial obligations. (expressed in thousands of U.S. Dollars)

Liquidity Metrics 8 Positioned for growth • The Company maintains a healthy balance sheet with no net debt as of December 31, 2024, providing significant financial flexibility. • As of December 31, 2024, the Company has $55 million in unfunded commitments available under its existing credit facilities, supporting future growth initiatives. For the year ended 12/31/24 12/31/23 12/31/22 Cash on hand $ 17,540 $ 12,839 $ 16,914 Working Capital $ 15,554 $ 6,243 $ 20,881 Long Term Debt $ 3,589 $ 6,002 $ 0 VieMed Healthcare Inc. I Supplemental Presentation (expressed in thousands of U.S. Dollars)

2025 Guidance – Commentary 9 • Leaning into what worked well throughout 2024 with a focus on organic growth • Ramping up the sales force at a more aggressive pace based on success of restructuring and infrastructure put in place in 2024 • Expecting continued growth in staffing due to unique positioning in behavioral health • Looking to grow in ways that complement the Company’s existing competitive advantages both organically and inorganically (latter not assumed in guidance) VieMed Healthcare Inc. I Supplemental Presentation

2025 Guidance – Commentary 10 Core Metrics • Net revenue of $254 million to $265 million • Adjusted EBITDA of $54 million to $58 million (21%-23% of net revenue) Directional Commentary on Quarterly Cadence • Year-over-year growth expected to be consistent with prior year • Q1 is typically flat to down sequentially when compared with Q4 • Typically see sequential growth through Q2-Q4 • Net Capex in 1H 2025 expected to be similar to 2H 2024 while continuing our ventilator fleet swap Detailed Assumptions • Based on status quo; no M&A activity assumed • Assumes sequential revenue growth of 3% to 6% for the second, third and fourth quarters VieMed Healthcare Inc. I Supplemental Presentation

Non-GAAP Reconciliations 11 (a) Represents non-cash, equity-based compensation expense associated with option and RSU awards. (b) Represents transaction costs and expenses related to acquisition and integration efforts associated with recently announced or completed acquisitions. (c) Represents impairments of the fair value of investment and litigation-related assets. Reconciliation of Net Income to Non-GAAP Adjusted EBITDA For the quarter ended: 12/31/24 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 3/31/23 Net Income attributable to Viemed Healthcare, Inc. $ 4,316 $ 3,878 $ 1,468 $ 1,603 $ 3,477 $ 2,919 $ 2,330 $ 1,517 Add back: Depreciation and amortization 6,366 6,408 6,309 6,285 5,918 5,975 5,207 4,762 Interest expense (income) 147 225 254 150 256 237 (20) (49) Stock-based compensation(a) 1,521 1,712 1,620 1,432 1,534 1,453 1,471 1,391 Transaction costs(b) 11 12 221 110 61 177 94 206 Impairment of assets(c) - 125 2,173 - - - - - Income tax expense 1,881 1,594 768 518 1,599 1,320 728 501 Adjusted EBITDA $ 14,242 $ 13,954 $ 12,813 $ 10,098 $ 12,845 $ 12,081 $ 9,810 $ 8,328 VieMed Healthcare Inc. I Supplemental Presentation (expressed in thousands of U.S. Dollars)